As  filed  with  the   Securities   and  Exchange   Commission   June  19,  2003
Registration No. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    Form S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                             -----------------------

     New York        Corning, New York         14831           16-0393470
(State or other    (Address of principal     (Zip Code)     (I.R.S. Employer
jurisdiction of    executive offices)                        Identification No.)
incorporation
or organization)

                   2003 EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS
                            -------------------------

                                William D. Eggers
                    Senior Vice President and General Counsel
                              Corning Incorporated
                             Corning, New York 14831
                                 (607) 974-5656
            (Name, address and telephone number of agent for service)
                            ------------------------

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------
                               Proposed Maximum    Proposed Maximum   Amount of
Title of         Amount Being    Offering Price    Aggregate       Registration
Securities       Registered      Per Share (2)     Offering Price       Fee
Being
Registered
-------------------------------------------------------------------------------

Common Stock
Par Value
$.50 per share.. 750,000 shares(1)  $7.64           $5,730,000         $464

-------------------------------------------------------------------------------

(1) Plus such indeterminate number of shares of Common Stock as may be required in the event of an adjustment as a result of an increase in the number of issued shares of Common Stock resulting from certain stock dividends or a reclassification of the Common Stock.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and 457(h)(i). The proposed maximum aggregate offering price is based upon the average of the high and low prices of the common stock on the New York Stock Exchange as reported in the consolidated transaction reporting system on June 16, 2003.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

     The following documents filed with the Securities and Exchange Commission (the "Commission") (File No. 1-3247) are incorporated herein by reference:

1. The Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed on February 20, 2003, of Corning Incorporated ("Corning" or the "Company").

2. The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, filed on May 1, 2003.

3. All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 2002, consisting of the Company's
     Current Reports on Form 8-K filed on January 23, 2003, April 22, 2003, April 24, 2003, April 29, 2003 and May 13, 2003, respectively.

4. The Registration Statement on Form 8-A filed by the Company on July 11, 1996 which contains a description of the Company's Preferred Share Purchase Rights Plan.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4. Description of Securities

     Not Applicable

Item 5. Interests of Named Experts and Counsel

     The legality of the shares of common stock to be offered hereby has been passed upon by William D. Eggers, Senior Vice President and General Counsel of the Company. Mr. Eggers owns substantially less then 1% of the outstanding shares of Corning common stock. Mr. Eggers is not eligible to participate in the 2003 Equity Plan for Non-Employee Directors.

Item 6. Indemnification of Directors and Officers

     Under the New York Business Corporation Law ("NYBCL"), a corporation may indemnify its directors and officers made, or threatened to be made, a party to any action or proceeding, except for stockholder derivative suits, if such director or officer acted in good faith, for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to, the best interests of the corporation, and, in criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. In the case of stockholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     Any person who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to the NYBCL, any indemnification under the NYBCL pursuant to the above paragraph may be made only if authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct by (i) the disinterested directors if a quorum is available, (ii) the board upon the written opinion of independent legal counsel or (iii) the stockholders.

     The indemnification described above under the NYBCL is not exclusive of other indemnification rights to which a director or officer may be entitled, whether contained in the certificate of incorporation or by-laws or when authorized by (i) such certificate of incorporation or by-laws, (ii) a resolution of stockholders, (iii) a resolution of directors or (iv) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

     The  foregoing  statement  is  qualified  in its  entirety by  reference to
Section 715, 717 and 721 through 725 of the NYBCL.

     Article VIII of the registrant's By-Laws provides that the registrant shall indemnify each director and officer against all costs and expenses actually and reasonably incurred by him in connection with the defense of any claim, action, suit or proceeding against him by reason of his being or having been a director or officer of the registrant to the full extent permitted by, and consistent with, the NYBCL.

     The directors and officers of the registrant are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities under the Securities Act, which might be incurred by them in such capacities.

Item 7. Exemption From Registration Claimed

         Not Applicable

Item 8. List of Exhibits

4.1 Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3(i) to the Company's Annual Report on Form 10-K for the year ended December 31, 2000).

4.2 Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of the State of New York on August 5, 2002 (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K filed on August 7, 2002).

4.3 Bylaws of the Company (incorporated by reference to Exhibit 3(ii) to the Company's Annual Report on Form 10-K for the year ended December 31, 2000).

4.4 Amendment to Article III, Section 9 of Bylaws of Corning Incorporated effective as of February 5, 2003 (incorporated by reference to Exhibit 3(ii)2 of the Company's Annual Report on Form 10-K for the year ended December 31, 2002).

4.5 Form of Common Stock Certificate of the Company (incorporated by reference to Exhibit 4 of the Company's Registration Statement on Form S-4 filed on June 17, 1992 (Registration Statement No. 33-48488)).

5.1  Opinion of Counsel.

23.1 Consent of Counsel (included in Exhibit 5.1).

23.2 Consent of PricewaterhouseCoopers LLP.

24.1 Powers of Attorney.


                                      11-2

Item 9. Undertakings

(a) The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

          (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

     (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Corning Incorporated, a New York corporation, certifies that it has reasonable grounds to believe it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on the 19th day of June 2003.


                                      CORNING INCORPORATED  (Registrant)


                                      By     /s/ William D. Eggers
                                        ------------------------------------
                                        William D. Eggers,Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on June 19, 2003 by the following persons in the capacities indicated:

         Signature                         Capacity
         --------                          --------

 /s/ James R. Houghton                     Chief Executive
------------------------------------
         (James R. Houghton)               Officer and Chairman
                                           (Principal Executive Officer)

/s/ James B. Flaws                         Chief Financial Officer
------------------------------------       and Vice Chairman
         (James B. Flaws)                   (Principal Financial Officer)


 /s/ Katherine A. Asbeck                   Senior Vice President and Controller
------------------------------------       (Principal Accounting Officer)
         (Katherine A. Asbeck)


                *                           Director
------------------------------------
         (John Seely Brown)

                *                           Director
------------------------------------
         (Gordon Gund)

                *                           Director
------------------------------------

         (John M. Hennessy)

                  *                         Director
------------------------------------
         (Jeremy R. Knowles)

                  *                         Director
------------------------------------
         (James J. O'Connor)

                  *                         Director
------------------------------------
         (Deborah D. Rieman)

         Signature                           Capacity
         ---------                           --------


                      *                      Director
--------------------------------------
         (H. Onno Ruding)


                      *                      Director
--------------------------------------
         (William D. Smithburg)


                      *                      Director
--------------------------------------
         (Hansel E. Tookes II)


                      *                      Director
--------------------------------------
         (Peter F. Volanakis)


                     *                       Director
--------------------------------------
         (Wendell P. Weeks)




*By      /s/ William D. Eggers
    --------------------------------
           (William D. Eggers)
             Attorney-in-fact

                                  EXHIBIT INDEX



Exhibit                                                                Page
Number                     Description                                 Number
-------                    -----------                              -----------

4.1 Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3(i) to the Company's Annual Report on Form 10-K for the year ended December 31, 2000).

4.2 Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of the State of New York on August 5, 2002 (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K filed on August 7, 2002).

4.3 Bylaws of the Company (incorporated by reference to Exhibit 3(ii) to the Company's Annual Report on Form 10-K for the year ended December 31, 2000).

4.4 Amendment to Article III, Section 9 of Bylaws of Corning Incorporated effective as of February 5, 2003 (incorporated by reference to Exhibit 3(ii)2 of the Company's Annual Report on Form 10-K for the year ended December 31, 2002).

4.5 Form of Common Stock Certificate of the Company (incorporated by reference to Exhibit 4 of the Company's Registration Statement on Form S-4 filed on June 17, 1992 (Registration Statement No. 33-48488)).

5.1  Opinion of Counsel.

23.1 Consent of Counsel (included in Exhibit 5.1).

23.3 Consent of PricewaterhouseCoopers LLP.

24.1 Powers of Attorney.


                                      11-7

                                                               EXHIBIT 5.1

                                                              June 19, 2003

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Dear Sirs:

     I am Senior Vice President and General Counsel of Corning Incorporated (the "Company") and am familiar with the preparation and filing of a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended, with respect to an aggregate of 750,000 shares of Corning's Common Stock, $.50 par value ("Common Stock"), to be offered by the Company pursuant to the 2003 Equity Plan for Non-Employee Directors (the "Plan") described in the Registration Statement.

     In this connection, I have examined the originals, or copies certified to my satisfaction, of such corporate records of the Company, certificates of public officials and officers of the Company, and other documents as I deemed pertinent as a basis for the opinions hereinafter expressed.

     Based upon the foregoing, and having regard for such legal considerations as I have deemed relevant, I am of the opinion that:

1. The Company is a corporation duly incorporated and validly existing under the laws of the State of New York.

2. The shares of the Company's Common Stock have been duly authorized and, upon issuance, delivery and payment therefor pursuant to terms of the Plan will be, validly issued, fully paid and non-assessable.

     My  opinions  expressed  above are  limited to the laws of the State of New
York.

     I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement referred to above and further consent to the use of my name under the caption "Interests of Named Experts and Counsel" in the registration statement.

                                                         Very truly yours,

                                                         /S/  WILLIAM D. EGGERS

                                                          EXHIBIT 23.2



                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 2003 relating to the financial statements and financial statement schedule of Corning Incorporated, which appears in Corning Incorporated's Annual Report on Form 10-K for the year ended December 31, 2002.




PricewaterhouseCoopers LLP
New York, New York


June 19, 2003

                                                                EXHIBIT 24.1


                              CORNING INCORPORATED

                            --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                                 /s/  John Seely Brown
                                                --------------------------
                                                 John Seely Brown

                                                                 EXHIBIT 24.1



                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                           /s/ James B. Flaws
                                           ----------------------------------
                                           James B. Flaws

                                                                 EXHIBIT 24.1


                              CORNING INCORPORATED

                            --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.



                                               /s/ Gordon Gund
                                               ----------------------------
                                               Gordon Gund

                                                                 EXHIBIT 24.1



                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                             /s/ John M. Hennessy
                                             ---------------------------------
                                             John M. Hennessy

                                                                 EXHIBIT 24.1



                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.



                                                /s/ James R. Houghton
                                                ----------------------------
                                                James R. Houghton

                                                                 EXHIBIT 24.1



                              CORNING INCORPORATED

                            --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                             /s/ James J. O'Connor
                                            --------------------------------
                                            James J. O'Connor

                                                                 EXHIBIT 24.1



                              CORNING INCORPORATED

                          --------------------------

                                POWER OF ATTORNEY

                          --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                                /s/ Jeremy R. Knowles
                                                -----------------------------
                                                Jeremy R. Knowles

                                                                 EXHIBIT 24.1



                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                                /s/ Deborah D. Rieman
                                                -----------------------------
                                                Deborah D. Rieman

                                                                EXHIBIT 24.1



                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                             /s/ H. Onno Ruding
                                             ----------------------------------
                                             H. Onno Ruding

                                                                 EXHIBIT 24.1



                              CORNING INCORPORATED

                          --------------------------

                                POWER OF ATTORNEY

                          --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                              /s/ William D. Smithburg
                                              -------------------------------
                                              William D. Smithburg

                                                                 EXHIBIT 24.1



                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                        /s/ Peter F. Volanakis
                                        --------------------------------------
                                        Peter F. Volanakis

                                                                 EXHIBIT 24.1



                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                             /s/ Wendell P. Weeks
                                             ----------------------------------
                                             Wendell P. Weeks

                                                                 EXHIBIT 24.1



                              CORNING INCORPORATED

                            --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.


     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                                /s/ Hansel E. Tookes II
                                                -------------------------------
                                                Hansel E. Tookes II